[Image]    Scudder High Yield Tax Free Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Is The Fund's Objective?

     Scudder High Yield Tax Free Fund seeks to provide a high level of income, exempt from regular federal income tax from an actively managed portfolio of municipal securities.

     2. What Does The Fund Invest In?

     At least 80% of the Fund's net assets, and normally 100% of its portfolio assets, will be invested in municipal securities, the interest income from which is free from regular federal income tax.

     The Fund will invest at least 50% of its assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's or Fitch Investor's Service, Inc. (AAA, AA, A or
     BBB), or their equivalents as determined by the Fund's investment adviser, Scudder, Stevens & Clark, Inc.

     The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch (i.e., "junk bonds"), or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent.

     The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. The Fund normally expects to invest principally in municipal securities with long-term maturities (i.e., more than 10 years) but may invest in short- and medium-term municipal securities as well. The Fund may invest more than 20% of its total assets in taxable securities during periods which require a defensive position.

     3. What Are The Risks Of Investing In The Fund?

     The Fund's share price and yield may fluctuate daily in response to changing bond market conditions. In addition, changes in fiscal and monetary policies, interest rate levels and general economic conditions may affect the Fund's share price and yield. Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade. These types of securities are especially subject to adverse changes in general economic conditions, to changes in the financial conditions of their issuers, and to price fluctuation in response to changes in interest rates. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking potentially high tax free yields and:

        o the opportunity for higher yields than those normally offered by a fund emphasizing only the highest-quality bonds,
        o can tolerate fluctuations in share price, and
        o have or plan to have other investments for the benefit of diversification.

     Depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from this Fund than from comparable investments whose income is subject to federal taxes.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder High Yield Tax Free Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1995, during which Scudder maintained the total annualized expenses of the Fund at not more than 0.80% of average daily net assets from January 1, 1995 to April 30, 1996. Had Scudder not done so, expenses would have amounted to the figures set out below.

       Investment management fee (after waiver)           0.68%

       12b-1 fees                                         None

       Other expenses                                     0.26%
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       Total Fund operating expenses                      0.94%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $30               $52               $115

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on January 22, 1987, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on December 31, 1996 was 5.21%.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

        BAR CHART TITLE: Total returns for years ended December 31:
        BAR CHART DATA:

                            1988       13.48%
                            1989       10.32
                            1990        6.02
                            1991       13.46
                            1992       10.88
                            1993       13.85
                            1994       -8.38
                            1995       19.28
                            1996        4.43


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1996


                             One Year           4.43%
                             Five Years         7.58%
                             Life of Fund       7.47%


     If the adviser had not maintained the Fund's expenses, average annual total return for the one year, five year and life of Fund periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Philip G. Condon has had responsibility for the Fund's day-to-day operations since its inception in 1987, after joining Scudder in 1983. Donald C. Carleton, Portfolio Manager, has been a portfolio manager at Scudder since he joined the firm in 1983.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of the Fund's income, including income from repurchase agreements, gains from options, and market discount bonds, may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder